                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     EACH OF THE UNDERSIGNED OFFICERS AND DIRECTORS OF LORAL SPACE & COMMUNICATIONS LTD. HEREBY SEVERALLY CONSTITUTES AND APPOINTS BERNARD L. SCHWARTZ, GREGORY J. CLARK, MICHAEL P. DEBLASIO, ERIC J. ZAHLER, NICHOLAS C. MOREN AND HARVEY B. REIN, AND EACH OF THEM AS THE ATTORNEYS-IN-FACT FOR THE UNDERSIGNED, IN ANY AND ALL CAPACITIES, WITH FULL POWER OF SUBSTITUTION, TO SIGN ANY AND ALL PRE-OR POST-EFFECTIVE AMENDMENTS TO THIS REGISTRATION STATEMENT, ANY SUBSEQUENT REGISTRATION STATEMENT FOR THE SAME OFFERING WHICH MAY BE FILED PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT OF 1933 AND ANY AND ALL PRE-OR POST-EFFECTIVE AMENDMENTS THERETO, AND TO FILE THE SAME WITH EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, GRANTING UNTO SAID ATTORNEYS-IN-FACT, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND PERFORM EACH AND EVERY ACT AND THING REQUISITE AND NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY TO ALL INTENTS AND PURPOSES AS HE MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT EACH SAID ATTORNEY-IN-FACT, OR EITHER OF THEM, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

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                    SIGNATURES                                       TITLE                      DATE
                    ----------                                       -----                      ----
              /s/ BERNARD L. SCHWARTZ                Chairman of the Board, Chief
 ------------------------------------------------      Executive Officer (Principal
                Bernard L. Schwartz                    Executive Officer)                  April 27, 1998

                                                     Director
 ------------------------------------------------
                   Howard Gittis                                                           April 27, 1998

                /s/ ROBERT B. HODES                  Director
 ------------------------------------------------
                  Robert B. Hodes                                                          April 27, 1998

                 /s/ GERSHON KEKST                   Director
 ------------------------------------------------
                   Gershon Kekst                                                           April 27, 1998

                /s/ CHARLES LAZARUS                  Director
 ------------------------------------------------
                  Charles Lazarus                                                          April 27, 1998

              /s/ MALVIN A. RUDERMAN                 Director
 ------------------------------------------------
                Malvin A. Ruderman                                                         April 27, 1998

               /s/ E. DONALD SHAPIRO                 Director
 ------------------------------------------------
                 E. Donald Shapiro                                                         April 27, 1998

                /s/ ARTHUR L. SIMON                  Director
 ------------------------------------------------
                  Arthur L. Simon                                                          April 27, 1998

              /s/ DANIEL YANKELOVICH                 Director
 ------------------------------------------------
                Daniel Yankelovich                                                         April 27, 1998

              /s/ MICHAEL P. DEBLASIO                First Senior Vice President and
 ------------------------------------------------      Chief Financial Officer (Principal
                Michael P. DeBlasio                    Financial Officer)                  April 27, 1998

                /s/ HARVEY B. REIN                   Vice President and Controller
 ------------------------------------------------      (Principal Accounting Officer)
                  Harvey B. Rein                                                           April 27, 1998
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